Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the "Report") of Techs Loanstar, Inc. (the "Company") for the quarter ended October 31, 2009, each of the undersigned Gary Pizzacalla, the Chief Executive Officer of the Company, and, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 20, 2009             /s/ GARY PIZZACALLA
                                     ___________________________________________
                                     Gary Pizzacalla
                                     Gary Pizzacalla
                                     President, Secretary Treasurer, Director
                                     (Principal Executive and Financial Officer)